Summary Prospectus and Prospectus Supplement
Core Plus Fund
Diversified Bond Fund
Multisector Income Fund
Short Duration Fund
Short Duration Strategic Income Fund
Summary Prospectuses and Prospectuses dated August 1, 2023

Multisector Floating Income ETF
Summary Prospectus and Prospectus dated March 14, 2023

Multisector Income ETF
Short Duration Strategic Income ETF
Summary Prospectuses and Prospectuses dated January 1, 2023

Ginnie Mae Fund
Government Bond Fund
Short-Term Government Fund
Summary Prospectuses and Prospectuses dated August 1, 2023

Supplement dated November 10, 2023

The following entry is added in the Portfolio Managers section in the summary prospectuses and the prospectuses:

Paul Norris, Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since 2023.

The following entry is added in The Fund Management Team section in the prospectus:

Paul Norris (Global Fixed Income Investment Committee Representative)
Paul Norris, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2023. Prior to joining American Century, Mr. Norris was the Managing Director and Head of Structured Products at Conning Asset Management. He has a bachelor’s of science in business administration from Towson University and an MBA in finance from The University of Maryland.

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